SCHEDULE 14A

                         (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or
         Rule 14a-12
________________________________________________________________
                     The Turner Corporation
             (Name of Registrant as Specified in Its Charter)

                     The Turner Corporation
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a6(i)(1) and0-11.

       (1)       Title of each class of securities to which
       transaction applies:
_________________________________________________________________

       (2)       Aggregate number of securities to which
       transaction applies:
_________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1(set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

       (4)       Proposed maximum aggregate value of
       transaction:
_________________________________________________________________

(5) Total fee paid:
_________________________________________________________________

       / / Fee paid previously with preliminary materials

_________________________________________________________________

        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, orthe form or schedule and the date of its filing.

   (1) Amount previously paid:
_________________________________________________________________

   (2) Form, Schedule or Registration Statement No.:
_________________________________________________________________

     (3) Filing party:
_________________________________________________________________

     (4) Date filed:

_________________________________________________________________

                                   March 31, 1998

Securities and Exchange Commission
Washington, D.C. 20549

Dear Sirs:

           The Turner Corporation (the "Company") is filing electronically the definition proxy statement, form of proxy and form of instruction to ESOP trustee which the Company expects to send to security holders beginning March 31, 1998.

            The Company will file a registration on Form S-8 with the Securities and Exchange Commission relative to the 1998 Stock
Incentive Plan of the Company after its adoption by the Stockholders of the Company.

                                   Very truly yours,

                                   THE TURNER CORPORATION

                                   /s/ S. J. Gozo
                                   Secretary

March 31, 1998


To Participants in the Employee Stock Ownership Plan:

As a participant in The Turner Corporation Employee Stock Ownership Plan, you have the right to direct the Trustee of the Plan, State Street Bank and Trust Company, as to the manner in which to vote your shares at the Company's Annual Stockholders Meeting on May 8, 1998. The instructions given by you will be held by the Trustee in strict confidence.

The enclosed Voting Instruction Card can be used to provide your instructions to the Trustee. This Card only covers the shares held in the Employee Stock Ownership Plan for which you are entitled to give direction and is not linked to any other shares of Company stock or related Proxy Cards concerning the Annual Meeting which you may receive.

Your voting direction will apply to those shares allocated to your account as well as to a proportionate number of the shares in the plan not yet allocated to any participant. If you own Turner Corporation Stock outside of the Employee Stock Ownership Plan, you will receive proxy materials covering these shares in a separate mailing.

Also enclosed is a Proxy Statement that explains the items which will be voted on at the Company's Annual Stockholders Meeting. Please return your completed and signed Voting Instruction Card as quickly as possible, using the envelope provided. Your vote is important and you are encouraged to take advantage of this opportunity to direct the voting of your shares.




                                   Sara J.Gozo
                                   Secretary

April 20, 1998





Dear Stockholder:

Our records indicate that we have not yet received your proxy for the Annual Meeting to be held on May 8, 1998. A proxy card was mailed to you on
March 31. 1998, together with a Notice of Annual Meeting, Proxy
Statement and Annual Report.

We believe it is important that your views be represented at the meeting. We are, therefore, enclosing a duplicate proxy and urge you to sign, date and return it today in the enclosed return envelope.

If you have already forwarded your proxy card, we thank you for your cooperation.


Yours very truly,





Sara J. Gozo
Secretary

/x/

Please mark your
votes as in this
example.

5184

If not otherwise specified, this Direction will be voted for the election of the nominees named below.

The Board of Directors recommends a vote FOR the below matters.

1.        Election of Directors.

FOR                 Withheld
/ /                 / /

To withhold authority to vote for an individual nominee, list that nominee's name on the line below:
          (Nominees:    Leif Lomo, Harold J. Parmelee,   G.
Jeffrey Records, Jr. )

2.        Adoption of the 1998 Stock Incentive Plan

FOR                 AGAINST             WITHELD
/ /                 / /                           / /

3. In their discretion upon any other matter that may properly come before the meeting.

Do you plan to attend the Annual Meeting?

YES       NO
/ /       / /

These Voting Instructions Are Solicited
by the Trustee of
the Employee Stock Ownership Plan

Please sign exactly as name appears at the left.

SIGNATURE(S)        DATE

Detach Voting Instructions Card Here


                         Annual Meeting
                               of
                     The Turner Corporation
                          Stockholders
                       Friday, May 8, 1998
                           11:00 a.m.
                   TheAmerican Stock Exchange
                      13th Floor Boardroom
                        86 Trinity Place
                       New York, NY 10006


                             AGENDA
     Election of three directors
     Adoption of the 1998 Stock Incentive Plan
     Report on the progress of the Corporation
     Discussion on matters of current interest
     There will be no reception following the above stated agenda.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the voting instructions card above.

                     THE TURNER CORPORATION

Voting Instructions Solicited on Behalf of the Board of Directors
     of the Company for the Annual Meeting of Stockholders,
                           May 8, 1998

       To the Trustees - Employee Stock Ownership Plan of
                     The Turner Corporation

The undersigned hereby directs State Street Bank and Trust Company, Trustee, to vote as stated herein all shares allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on May8, 1998 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments thereof, upon the matters set forth in the notice of such meeting. The Trustee shall vote as checked upon the following matters, more fully set forth in the Proxy Statement, and otherwise in their discretion

1. Election of Directors, Nominees:
Leif Lomo,  Harold J. Parmelee,    G. Jeffrey Records, Jr.

2. Adoption of the 1998 Stock Incentive Plan

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors+ recommendations. Your instructions cannot be accepted unless you sign and return this card.

SEE REVERSE SIDE
/ /

              Detach Voting Instructions Card Here

ANNUAL MEETING OF STOCKHOLDERS
MAY 8, 1998, 11: 00 A.M.
American Stock Exchange
13th Floor Boardroom
86 Trinity Place
New York, NY 10006

/x/

Please mark your
votes as in this
example.

0108

If not otherwise specified, this proxy will be voted for the election of the nominees named below.

The Board of Directors recommends a vote FOR the below matters.

1.        Election of Directors.
          FOR                 WITHHELD
          / /                 / /

To withhold authority to vote for an individual nominee, list that nominee+s name on the line below:
          (Nominees:     Leif lomo,  Harold j. Parmelee,   G.
Jeffrey Records, Jr.)

2.        Adoption of the 1998 Stock Incentive Plan
          FOR                 AGAINST             WITHHELD
          / /                 / /                           / /

3. In their discretion upon any other matter that may properly come before the meeting.

          Do you plan
          to attend the Annual Meeting?

          YES       NO
          / /       / /

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

Please sign exactly as name appears at the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

    SIGNATURE(S)    DATE

Detach Proxy Card Here

                         Annual Meeting
                               of
                     The Turner Corporation
                          Stockholders
                       Friday, May 8, 1998
                           11:00 a.m.

                   The American Stock Exchange
                      13th Floor Boardroom
                        86 Trinity Place
                       New York, NY 10006



AGENDA
     Election of three directors
     Adoption of the 1998 Stock Incentive Plan
     Report on the progress of the corporation
     Discussion on matters of current interest
     There will be no reception following the above stated agenda

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card above.


P
R
O
X
Y

PROXY
THE TURNER CORPORATION
Annual Meeting of Stockholders, May 8, 1998

The undersigned hereby appoints Ellis T. Gravette, Jr. and Sara
J. Gozo and each of them, with full power of substitution, as attorneys and proxies for the undersigned to appear at the Annual Meeting of Stockholders of The Turner Corporation to be held on May 8, 1998 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments of that meeting, and at that meeting to act for the undersigned and vote all shares of common stock of The Turner Corporation held in the name of the undersigned, with all the powers the undersigned would have if personally present as follows:


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors+ recommendations. The Proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE
SIDE
/ /

Detach Proxy Card Here

                 Annual Meeting of Stockholders
                     May 8, 1998, 11:00 a.m.
                     American Stock Exchange
                      13th Floor Boardroom
                        86 Trinity Place
                       New York, NY 10006

                     THE TURNER CORPORATION



            Notice of Annual Meeting of Stockholders

                           May 8, 1998

           The Annual Meeting of Stockholders of The Turner Corporation will be held on Friday, May 8, 1998, at 11:00 A.M. Eastern Daylight Saving Time, in the 13th Floor Boardroom at the American Stock Exchange, 86 Trinity Place, New York, New York, for the following purposes:

                         1.        To elect three directors;

               2.        To vote upon the adoption of The Turner
               Corporation 1998 Stock Incentive Plan;

                           3.          To  transact  such   other
               business as may properly come before the meeting or any adjournment.

           Stockholders of record at the close of business on March 23, 1998 will be entitled to vote at the meeting. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting at the offices of The Turner Corporation, 375 Hudson Street, New York, New York 10014.



SARA J. GOZO

Secretary

March 31, 1998

Each stockholder's vote is important. In order to vote, date, sign and return promptly the enclosed proxy in the accompanying reply envelope. Stockholders who attend the Annual Meeting may vote at the meeting even if they have sent in a proxy.

                     THE TURNER CORPORATION
                        375 Hudson Street
                    New York, New York  10014
                         Proxy Statement
                          _____________

                 ANNUAL MEETING OF STOCKHOLDERS

                           May 8, 1998
                           __________


          This Proxy Statement is being furnished beginning March 31, 1998 in connection with the solicitation of proxies for use at the 1998 Annual Meeting of Stockholders of The Turner Corporation (the "Company") to be held at the time and place and for the purposes set forth in the attached notice.

                      ELECTION OF DIRECTORS

           The Company's directors who are elected by the holders of the Common Stock (voting together with the holders of the Company's Series B ESOP Convertible Preference Stock ("Series B ESOP Preferred Stock") and Series D 8.5% Convertible Preference Stock ("Series D Preferred Stock") ) are divided into three classes. They serve three year terms, with the directors in one class being elected each year. The holder (or holders) of the Company's Series C 8.5% Convertible Preference Stock ("Series C Preferred Stock") have the right to elect three directors, who are in addition to the directors elected by the holders of the Common Stock, the Series B ESOP Preferred Stock and the Series D Preferred Stock. As regards to voting on directors, Karl Steiner Holding AG, the holder of the Series D Preferred Stock, is required, pursuant to an agreement with the Company, to vote the Series D Preferred Stock for directors in the same proportion as the shares of Common Stock not owned by Karl Steiner Holding AG or its affiliates are voted for directors.

           At the 1998 Annual Meeting of Stockholders three directors are to be elected. Election of a director requires a plurality of the votes cast. Because no minimum vote is required, shares which are present at the meeting but are not voted (whether due to abstentions, broker non-votes or otherwise) will not directly affect the outcome of the election.

            The Board of Directors' nominees for the three directorships, the directors who will continue in office and the directors expected to be elected by the holders of the Company's
Series C Preferred Stock are as follows:

                                            Served as
                                            Director   Term
                      Principal Occupation    Since    Will
    Name and Age           and Other        or During Expire
                         Directorships     the Period

Nominees for
election as
directors to serve
until 2001:

Leif Lomo, 68        Former President,          1992     2001
                    Marley Pump Company,
                    1994-1995; Retired
                    Chairman and Chief
                    Executive Officer,
                    A.B. Chance Company
                    1987-1994; Director of
                    Young Broadcasting,
                    Inc. and Mercantile
                    Bank of Boone County

Harold J. Parmelee, President and Chief        1988     2001
60                  Operating Officer, The
                    Turner Corporation

G. Jeffrey Records, Chairman and Chief         1997      2001
Jr., 38 (1)         Executive Officer,
                    MidFirst Bank;
                    President and Chief
                    Executive Officer,
                    MidFirst Bank,
                    1995-February 1998;
                    President and Chief
                    Executive Officer,
                    Midland Mortgage, 1987-
                    1995; Director of
                    Midland Financial
                    Company; Midland
                    Mortgage Company and
                    Homeshield Insurance
                    Company

Directors who will
continue in office:

Walter G. Ehlers,    Retired President,        1985      2000
65                   Chief Operating
                    Officer and Trustee,
                    Teachers Insurance and
                    Annuity Association
                    and College Retirement
                    Equities Fund,
                    1984-88; Director of
                    Neuberger &
                    Berman -- Advisors
                    Management Trust;
                    Trustee of China
                    Medical Board of New
                    York, Inc.

Robert E. Fee, 61    President and Chief       1997      2000
(2)                  Operating Officer,
                    Turner Construction
                    Company; Executive
                    Vice President,
                    1996-97; Senior Vice
                    President, 1994-96;
                    Vice President
                    1986-1994

Ellis T. Gravette,   Chairman and Chief        1981      1999
Jr., 72 (3)          Executive Officer, The
                    Turner Corporation;
                    President, Ardath
                    Associates, Inc., 1986-
                    1996; Retired Chairman
                    of the Board and Chief
                    Executive Officer, The
                    Bowery Savings Bank,
                    1981-86; Director of
                    MidFirst Bank, SSB